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                      SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K


                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       July 14, 1997
                                                   ---------------------


                          NORTHERN TRUST CORPORATION
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)


         0-5965                                           36-2723087
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(Commission File Number)                      (IRS Employer Identification No.)


Fifty South LaSalle Street, Chicago, Illinois                  60675
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   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code          (312) 630-6000
                                                      --------------------------



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Item 5.  Other Events

     The information contained in the registrant's July 14, 1997 press release, reporting on the registrant's earnings for the second quarter and first six months of 1997, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

    (c)   Exhibits:

          Exhibit 99  July 14, 1997 Press Release



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NORTHERN TRUST CORPORATION
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                                                  (Registrant)



Dated:  July 15, 1997                      By:   Perry R. Pero
                                                 -------------
                                                 Perry R. Pero
                                                 Senior Executive Vice President
                                                 and Chief Financial Officer


                                      (3)

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                                 EXHIBIT INDEX
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Number          Description                 Page Number
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 99      July 14, 1997   Press Release           5



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